Rule 497(e)
File Nos.:	002-85378
811-3462

SUPPLEMENT DATED SEPTEMBER 6, 2016
TO PROSPECTUS DATED APRIL 29, 2016

The following information supplements and supersedes any information to the contrary relating to the Miller/Howard Infrastructure Fund (Fund) contained in the current prospectus.

To reflect the September 15, 2016 (Effective Date) resignation of the subadviser, Miller/Howard Investments, Inc., (Miller/Howard) to the Fund all references to Miller/Howard in the prospectus are hereby deleted.

Also on the Effective Date, the Fund is changing its name to the Infrastructure Fund. Accordingly, all references to the Miller/Howard Infrastructure Fund will be changed to reflect the Fund’s new name.

On Page 4, under “Portfolio Management”, the “Investment Subadviser” section is hereby deleted. The “Portfolio Manager” section on Page 4 is deleted and replaced as follows:

Investment Team
Robert S. Meeder, Jr. since 9/2016
Dale Smith since 9/2016
Clinton Brewer since 9/2016
Jonathan Tremmel since 9/2016
Angelo Manzo since 9/2016

The “Investment Subadviser” section on Page 8, is hereby deleted.

The “Portfolio Manager” section on Page 9 is hereby deleted and replaced with the following:

Portfolio Managers
A team of individuals employed by the Adviser is jointly and primarily responsible for the day-to-day management of the Infrastructure Fund (formerly Miller/Howard Infrastructure Fund). The investment management team consists of the following individuals:

Robert S. Meeder, Jr. Mr. Meeder brings over 32 years of investment industry experience to the Adviser. Mr. Meeder has been President of the Adviser since 1991 and has been a member of the team managing the Meeder Funds since August 1988. In addition to his executive duties, Mr. Meeder is involved in the development of investment policy and client relationships for the Adviser.

Dale W. Smith, CFA. Mr. Smith has been associated with the Adviser as the Chief Investment Officer since March 2005 and as the Chief Financial Officer from March 2005 through July 2016. Mr. Smith brings 34 years of financial services experience to the Adviser, with previous positions as Senior Vice President, Financial Services at BISYS Fund Services from 1999 to 2004 and Senior Vice President, Fund Accounting at BISYS Fund Services from 1996 to 1999. Mr. Smith has been a member of the team managing the Meeder Funds since March 2005.

Clinton Brewer, CFA, CMT. Mr. Brewer is Director of Investments and has been associated with the Adviser since June 2008. Mr. Brewer brings over 12 years of investment industry experience to the Adviser, with previous positions as a market research analyst with FTN Midwest Research Securities Corp. from 2004 to 2006, a research associate with McDonald Investments from 2006 to 2007, and as a research associate with FTN Midwest Securities Corp. from 2007 to 2008. Mr. Brewer has been a member of the team managing the Meeder Funds since June 2008.

Jonathan Tremmel, CAIA, PRM. Mr. Tremmel is an Assistant Portfolio Manager and has been associated with the Adviser since March 2012. Mr. Tremmel has been a member of the team managing the Meeder Funds since November 2014.

Angelo Manzo, CFA, CAIA. Mr. Manzo is a Portfolio Manager and has been associated with the Adviser since June 2015. Mr. Manzo brings 10 years of investment industry experience to the Adviser, with previous experience as an investment analyst at Summit Benefit Solutions/Mid-Atlantic from 2007 to 2010, an investment strategist at Morgan Stanley from 2010 to 2014, and an investment strategist at Gryphon Financial Partners from 2014 to 2015. Mr. Manzo has been a member of the team managing the Meeder Funds since 2015.

The Fund’s Institutional Class has not yet been made available to shareholders for purchase.

Investors Should Retain this Supplement for Future Reference